EXHIBIT 4.9

[FRONT SIDE OF STOCK CERTIFICATE]

COMMON STOCK	[Picture of Commercial Street Scene]	COMMON STOCK

NUMBER	FOUNDED 1850	SHARES
LB	MONTGOMERY, ALABAMA

 INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

LEHMAN BROTHERS HOLDINGS INC.

THIS IS TO CERTIFY THAT	CUSIP 524908 10 0

SEE REVERSE FOR
CERTAIN DEFINITIONS

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.10 EACH OF

Lehman Brothers Holdings Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized Officers.

Dated

/s/ Richard S. Fuld Jr. CHAIRMAN AND CHIEF EXECUTIVE OFFICER	COUNTERSIGNED AND REGISTERED: THE BANK OF NEW YORK TRANSFER AGENT AND REGISTRAR
[CORPORATE SEAL]

/s/ Jeffrey A. Welikson SECRETARY	By /s/ [SIGNATURE OF TRANSFER AGENT AND REGISTRAR]

Authorized Signature

SECURITY COLUMBIAN UNITED STATES BANKNOTE CORPORATION	AMERICAN BANK NOTE COMPANY

[PICTURE OF OLDER GENTLEMAN] MAYER LEHMAN	[PICTURE OF OLDER GENTLEMAN] EMANUEL LEHMAN

[REVERSE SIDE OF STOCK CERTIFICATE]
LEHMAN BROTHERS HOLDINGS INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT-_________ Custodian __________ (Cust) (Minor) under Uniform gifts to Minors Act _____________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated _____________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.